UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 28, 2023

Date of Report (date of earliest event reported)

Parabellum Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-40845	86-2219674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3811 Turtle Creek Blvd, Suite 2125

Dallas, TX 75219

(Address of principal executive offices)

(972) 591-8349

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and three-quarters of one redeemable warrant	PRBM.U	None
Shares of Class A common stock, $0.0001 par value	PRBM	None
Redeemable warrants, each full warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PRBM.WS	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed with the Securities and Exchange Commission in a Current Report filed on Form 8-K on November 13, 2022, Parabellum Acquisition Corp. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), dated November 13, 2022, by and among the Company, EnOcean GmbH (“EnOcean”), Artemis Merger Sub Inc. (“Merger Sub”), and EnOcean Holdings B.V. (“Holdco”).

On April 28, 2023, EnOcean delivered to the Company a Termination Letter (the “Termination Letter”) pursuant to which EnOcean exercised its right to terminate the Business Combination Agreement. The Business Combination Agreement was thereby terminated.

Item 8.01	Other Events.

On May 1, 2023, the Company issued a press release announcing that the Business Combination Agreement was terminated, and that accordingly, the Company’s sponsor, Parabellum Acquisition Partners, LLC (the “Sponsor”), has indicated that it will not fund the second monthly extension payment of $185,000 into the Trust Account, nor any future monthly extension payments pursuant to the terms of the Company’s amended and restated certificate of incorporation (the "Amended and Restated Certificate of Incorporation"), such that the period of time that the Company has to consummate a business combination will not be extended beyond April 30, 2023.

As a result, the Company will dissolve and liquidate its assets, and will redeem all of its outstanding shares of common stock that were included in the units issued to the public in its initial public offering, as the Company will not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release dated May 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2023

By:	/s/ Narbeh Derhacobian
Name:	Narbeh Derhacobian
Title:	Chief Executive Officer and Chairman